UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2015

Wound Management Technologies, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-11808	59-2219994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16633 Dallas Parkway, Suite 250 Addison, Texas	75001
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (972) 218-0935

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 7, 2015, Ronald Goode resigned from the Board of Directors of Wound Management Technologies, Inc.  Mr. Goode did not have any disagreement with the registrant.  Mr. Goode resigned to focus on other professional and personal obligations.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

17.1	Resignation Letter of Ronald Goode, dated April 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wound Management Technologies, Inc.

Date: April 8, 2015	By:	/s/ Darren Stine, Chief Financial Officer
Darren Stine
Chief Financial Officer